EXHIBIT 23


                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS






          As  independent  public accountants,  we  hereby  consent to  the incorporation by reference in the previously filed Form S-8 Registration Statement of KU Energy Corporation and Kentucky Utilities Company (File No. 33-44234) of our reports dated January 26, 1994, included in or incorporated by reference in KU Energy Corporation's Form 10-K for the year ended December 31, 1993.



                                           /s/Arthur Andersen & Co.
                                             Arthur Andersen & Co.

          Chicago, Illinois
          March 14, 1994





































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